Doc#: US1:27179373v14 67317558.2 TRANSITION AGREEMENT This Transition Agreement (the “Agreement”) is dated as of April 25, 2025 (the “Effective Date”), by and between Avantor, Inc., a Delaware corporation (the “Company,”) and Michael Stubblefield (the “Executive”). WHEREAS, the Executive is employed by the Company as its Chief Executive Officer and is a party to that certain Employment Agreement, dated as of April 10, 2019 (as amended, modified, or supplemented from time to time, the “Employment Agreement”); WHEREAS, capitalized terms used but not otherwise defined in this Agreement are defined as set forth in the Employment Agreement; and NOW THEREFORE, in consideration of the promises, mutual covenants and other good and valuable consideration set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company (the “Parties”) agree as follows: 1. Transition Period. The Executive agrees that he will continue his employment with the Company subject to the terms of the Employment Agreement until the date that a new successor Chief Executive Officer commences employment with the Company (the “Transition Date”). If the Transition Date is before February 28, 2026 (the “End Date”), then from the Transition Date until the End Date the Executive will serve in a non-executive employee capacity as an advisor at the Company, with all other terms and conditions of the Employment Agreement in effect until the date of a termination of employment. On the End Date the Executive’s employment with the Company will end. The Company agrees that it shall not terminate the Executive’s employment without Cause prior to the End Date, unless any such termination without Cause is in accordance with Section 3.2(a)(2) of the Employment Agreement. 2. Transition of Duties. As of the Transition Date (or if earlier the date of the Executive’s termination of employment), the Executive hereby resigns from all positions the Executive then holds with the Company and its subsidiaries and affiliates (including, without limitation, as an employee, officer, director or board committee member of the Company and its subsidiaries and affiliates) and directs the Company to take any actions to effect such resignation, provided that if the Transition Date is before the End Date, then from the Transition Date until the End Date the Executive will continue to serve in a non-executive employee capacity as an advisor at the Company.

Doc#: US1:27179373v14 67317558.2 3. Transition Entitlements. Unless the Executive’s employment is otherwise terminated by the Company for Cause or the Executive resigns before the End Date, the Executive’s employment termination on the End Date will be treated as a termination of employment under Section 3.2(a)(1) of the Employment Agreement and the Executive will receive from the Company the separation payments and benefits under Section 3.2(a)(1) of the Employment Agreement1 subject to the terms and conditions therein (including the Executive’s continued compliance with his obligations under Section 4 of the Employment Agreement and the Executive’s execution, delivery and non- revocation of the release of claims attached hereto as Exhibit A). For the avoidance of doubt, the Executive will remain eligible to receive payments and benefits under Section 3.2(a)(2) of the Employment Agreement through the termination of employment, if applicable. For purposes of calculating the Executive’s 2025 annual bonus entitlements, the portion of any such bonus payout subject to individual performance metrics will be deemed to have been achieved based on the Company’s financial performance levels. 4. Equity Awards. The Executive’s outstanding stock options (“Options”), restricted stock units (“RSUs”) and performance stock units (“PSUs”) will be subject to the terms and conditions of the applicable equity plan and award agreements issued thereunder. For the avoidance of doubt, to the extent any outstanding but unvested Options, RSUs and PSUs do not vest in accordance with their terms as of the date of the Executive’s termination of employment, such unvested Options, RSUs and PSUs shall be immediately forfeited as of such date. 5. Employment Agreement. The Executive acknowledges and agrees that he remains subject to the terms of the continuing Employment Agreement obligations (including, without limitation, Sections 3.5, 4 and 6, relating to ongoing cooperation, restrictive covenants and non- disparagement obligations). 6. Full Understanding. By signing below, the Executive represents and warrants that the Executive fully understands the terms of this Agreement and that the Executive knowingly and voluntarily, of his own free will without any duress, being fully informed and after due deliberation, accepts its terms and signs the same. 7. Miscellaneous. Sections 7 and 8 of the Employment Agreement apply to this Agreement mutatis mutandis. [Remainder of Page Intentionally Left Blank] 1 This includes (a) 2X salary ($2,280,000) payable over 24 months, (b) 1X target bonus ($1,881,000) payable over 12 months, (c) 24 months of continued health benefits, (d) “accrued amounts” (unpaid salary, accrued vacation and unreimbursed expenses) and (e) “other benefits” (vested pension obligations). As a continuing employee of the Company, the Executive will receive a 2025 annual bonus in the ordinary course based on actual performance and February 2026 equity award vesting.

[Signature Page to Separation Agreement] 67317558.2 IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date written below. EXECUTIVE _________________________________ Michael Stubblefield Date: __________, 2025 AVANTOR, INC. _______________________________ Name: Title: Date: __________, 2025 Docusign Envelope ID: AC3FD2B2-32DE-4A7E-B1A4-6FE99CAE0E65 4/24/2025 | 4:45 PM EDT

[Signature Page to Separation Agreement] 67317558.2 IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date written below. EXECUTIVE _________________________________ Michael Stubblefield Date: __________, 2025 AVANTOR, INC. _______________________________ Name: Title: Date: __________, 2025 Docusign Envelope ID: C712ACCF-5926-48DC-86FA-E64A5EF5C4B0 4/24/2025 | 4:29 PM EDT

67317558.2 Exhibit A Release [Release of Claims from Employment Agreement Exhibit A to be inserted here]2 3 2 Note, the following will be added to the scope of Section 1 of the Release since the agreement is governed by NY law: “the New York State and City Human Rights Laws, the New York Executive Law, the New York Labor Laws, the New York State Correction Law, the New York State Civil Rights Law, the New York Workers’ Compensation Law, the New York City Administrative Code and the New York State Worker Adjustment and Retraining Notification Act” 3 Note, the following will be added to Section 6 of the Release to comply with recent changes to applicable laws: “Notwithstanding anything herein to the contrary, nothing in this Release shall prohibit the Executive or any other person from making reports of possible violations of federal or state law or regulation to any governmental agency or entity in accordance with the provisions and rules promulgated under Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002.”